July 1, 2008

DREYFUS FOUNDERS FUNDS, INC.

Supplement to Prospectuses dated May 1, 2008

The following information supersedes and replaces any contrary information contained in the Prospectuses:

The Bank of New York Mellon Corporation has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, the services previously provided to the funds by Mellon Bank, N.A., Mellon Trust of New England, N.A. and/or The Dreyfus Trust Company (DTC) are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon. Any information in the prospectuses relating to these companies, or to The Bank of New York, now relates to The Bank of New York Mellon. Wire transfers should continue to be sent using the same instructions currently listed in the applicable fund prospectus, using the bank’s new name.

The Bank of New York Mellon is now the custodian of any IRA or retirement plan accounts for which DTC previously served as custodian. In connection with this change, please make IRA contribution checks payable to The Dreyfus Family of Funds, rather than to DTC.

July 1, 2008

DREYFUS FOUNDERS FUNDS, INC.

Supplement to Statement of Additional Information dated May 1, 2008

(as previously supplemented)

The following information supersedes and replaces any contrary information contained in the Statement of Additional Information:

The Bank of New York Mellon Corporation has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, the services previously provided to the funds by Mellon Bank, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon. Any information in the statement of additional information (SAI) relating to Mellon Bank, N.A. or to The Bank of New York now relates to The Bank of New York Mellon.

The Bank of New York Mellon, One Wall Street, New York, New York 10286, now serves as the funds’ custodian pursuant to the same terms and conditions currently described in the funds’ SAI. The Bank of New York Mellon is an affiliate of the funds’ investment adviser, Founders Asset Management LLC.